UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2011

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2011, ImmunoCellular Therapeutics Ltd. (the “Company”) increased the monthly salary of David Fractor, the Company’s Chief Financial Officer, from $6,000 to $8,000, with such increase to be effective as of September 1, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on October 24, 2011, the Company’s stockholders voted on (i) the election of seven director nominees (Proposal I), (ii) the approval of an increase in the number of shares of authorized common stock from 74,000,000 shares to 99,000,000 shares, (iii) the approval of an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 6,000,000 shares to 8,000,000 shares (Proposal III), and (iv) the ratification of the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal IV). The results of the votes are set forth below:

Proposal I — The stockholders voted in favor of the election of each of the seven nominated individuals to serve as directors until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified as follows:

Nominee	For	Withheld	Abstain	Broker Non Votes
Jacqueline Brandwynne	9,273,579	348,956	0	11,025,941
Richard A. Cowell	9,532,172	90,363	0	11,025,941
Navdeep Jaikaria, Ph.D.	9,538,862	83,673	0	11,025,941
Helen S. Kim	9,549,165	73,370	0	11,025,941
Manish Singh, Ph.D.	9,550,165	72,370	0	11,025,941
Rahul Singhvi, Sc.D.	9,536,362	86,173	0	11,025,941
John Yu, M.D.	9,547,665	74,870	0	11,025,941

Proposal II – The stockholders approved an increase in the number of shares of authorized common stock from 74,000,000 shares to 99,000,000 shares as follows:

For	Against	Abstain	Broker Non Votes
18,722,065	1,891,430	34,981	0

Proposal III – The stockholders approved an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 6,000,000 shares to 8,000,000 shares as follows:

For	Against	Abstain	Broker Non Votes
8,623,817	987,252	11,466	11,025,941

Proposal IV – The stockholders voted in favor of the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 as follows:

For	Against	Abstain	Broker Non Votes
19,947,061	638,907	62,508	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCELLULAR THERAPEUTICS, LTD.

October 26, 2011	By:	/s/ Manish Singh
	Name:	Manish Singh, Ph.D.
	Title:	President and Chief Executive Officer